UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 7, 2005
                                                 -----------------------------

                              Amazon Biotech, Inc.
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             (Exact name of registrant as specified in its charter)

             Utah                       000-26753                 87-041631
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

       43 West 33rd Street, Suite 405, New York,                   NY 10001
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (212) 695-3003

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

      Not applicable

Item 1.02   Termination of a Material Definitive Agreement.

      Not applicable

Item 1.03   Bankruptcy or Receivership.

      Not applicable

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

      Not applicable

Item 2.02   Results of Operations and Financial Condition.

      Not applicable

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable

Item 2.05   Costs Associated with Exit or Disposal Activities.

      Not applicable

Item 2.06   Material Impairments.

      Not applicable

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable

Item 3.02   Unregistered Sales of Equity Securities.

      Not applicable

Item 3.03   Material Modification to Rights of Security Holders.

      Not applicable


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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

      Not applicable

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

      Not applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Simcha Edell, MBA was appointed as our Chief Financial Officer on July 7, 2005. Previously, Mr. Edell served as head of finance and business development at Sightline Technologies Inc., a medical devices firm. During his tenure, he assisted Sightline in it fundraising efforts, brought products to market and developed strategic relationships.. Mr. Edell has also worked as a business consultant in various fields, including healthcare. No employment agreement has been entered into as of the date hereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable

Section 6 - [Reserved]

      Not applicable

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

      Not applicable

Section 8 - Other Events

Item 8.01   Other Events.

      Not applicable


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

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number       Description
            ------       -----------

            99.1         Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMAZON BIOTECH, INC.
                                      (Registrant)


Date: July 13, 2005                   By: /s/ Mechael Kanovsky, Ph.D.
                                           -------------------------------------
                                              Mechael Kanovsky, Ph.D., President


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